Exhibit 10.2(c)


                                    LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of January 29, 1997, by and between LEISURE CENTERS LLC-1, a Texas limited liability company ("Borrower"), and BANK UNITED, a federal savings bank ("Lender").

          Borrower has requested Lender to make a certain loan to Borrower in an aggregate principal amount of SEVEN MILLION THREE HUNDRED THOUSAND DOLLARS AND NO/100 ($7,300,000.00). Lender is willing to make such loan to Borrower upon the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                      ARTICLE I

                                     Definitions
                                     -----------

          Section 1.01.  Definitions.  As used in this Agreement, the following
                         -----------
     terms have the following meanings:

               "Absolute Assignment" means the Absolute Assignment of Rents and
                -------------------
          Income (With License Back) by Borrower in favor of Lender of even date herewith, as the same may be amended, supplemented or modified from time to time.

               "Advance" means the advance of funds by Lender to Borrower
                -------
          pursuant to Article II.

               "Affiliate" means any Person directly or indirectly controlling,
                ---------
          controlled by, or under common control with Borrower. For purposes of this definition, "control" (including "controlled by" and "under common control with") means (i) ownership of twenty-five percent (25%) or more of the voting rights of any class of shares of an entity or
          (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership or voting securities or otherwise. Without limiting the generality of the foregoing, for purposes of this Agreement, Borrower, Guarantor, and each of their respective subsidiaries shall be deemed an Affiliate of one another.

               "Affiliate Acknowledgement" means the Acknowledgement of
                -------------------------
          Assignment of Agreement and Subordination Agreement executed by any affiliates of Borrower that will provide services to the Project in favor of the Lender;

               "Assumed Monthly Payment" means an assumed monthly payment of
                -----------------------
          principal and interest resulting from a 25-year amortization of the principal balance of the Loan at a fixed rate of interest equal to 225 basis points over the 5-year Treasury Yield, selected by Lender at the time of calculation.

               "Budget" means the Construction Budget set forth in Exhibit C of
                ------
          the Loan Commitment.

               "Business Day" means any day other than a Saturday, Sunday or
                ------------
          legal holiday for commercial banks in Houston, Texas.

               "Closing Date" means the date upon which Borrower and Lender
                ------------
          execute the Loan Documents.

               "Collateral" has the meaning specified in Section 4.01.
                ----------

               "Collateral Assignment" means the Collateral Assignment of
                ---------------------
          Leases, Deposits and Agreements of even date herewith by Borrower in favor of Lender.

               "Construction Inspector" means AECC, Inc.
                ----------------------

               "Contract Rate" means a variable rate of interest, adjusted
                -------------
          monthly equal to the LIBOR Rate plus 2.75% per annum. The Contract Rate shall be set each month based on the LIBOR Rate quoted two (2) business days prior to the first day of each calendar month during the term of the Note.

               "Contracts" means the leases, management agreements and all
                ---------
          contracts with the Project Architect and the General Contractor of the Project.

               "Debt" means for any Person: (i) all indebtedness, whether or not
                ----
          represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed, (ii) all indebtedness representing deferred payment of the purchase price of property or assets, (iii) all indebtedness under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes, (iv) all indebtedness under guaranties, endorsements, assumptions, or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness of others, and (v) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof.

               "Debt Service Coverage Ratio" for any calendar quarter means the
                ---------------------------
          ratio of Net Income for such calendar quarter to the Assumed Monthly Payment on the Loan, as hereinafter defined for the same calendar quarter.

               "Deed of Trust" means the first lien Deed of Trust, Mortgage,
                -------------
          Security Agreement and Financing Statement on the Project from Borrower in favor of Lender of even date herewith, as the same may be amended, supplemented, or modified from time to time.

               "Default Rate" means a floating rate of interest equal to the
                ------------
          lesser of (i) the Contract Rate, from time to time in effect, plus five percent (5.0%) per annum or (ii) the Maximum Rate.

               "DHS" means the Texas Department of Human Services.
               ----

               "DHS Licenses" means all now or hereafter issued licenses from
                ------------
          the Texas Department of Human Services or other governmental entities for the operation of a Personal Care Facility and any food services licenses related thereto.

               "Disbursement Account" has the meaning specified in Section
                --------------------
          2.01(b).

               "Environmental Indemnity" means the Certificate and
                -----------------------
          Indemnification Regarding Hazardous Substances executed by Borrower in favor of Lender of even date herewith, as the same may be amended, supplemented or modified from time to time.

               "Event of Default" has the meaning specified in Section 9.01.
                ----------------

               "First Extended Maturity Date" means forty-two months from the
                ----------------------------
          date hereof.

               "First Extended Period" means the six month period commencing on
                ---------------------
          the Maturity Date and ending on the First Extended Maturity Date.

               "GAAP" means generally accepted accounting principles, applied on
                ----
          a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

               "General Contractor" means Faulkner Construction Company.
                ------------------

               "General Contractor's Acknowledgement" means the Acknowledgement
                ------------------------------------
          of Assignment and Agreement executed by the General Contractor in favor of Lender.

               "Guaranty" means the Guaranty Agreement of even date herewith
                --------
          executed by Guarantor for the benefit of Lender.

               "Guarantor" means Grand Court Lifestyles, Inc.
                ---------

               "Improvements" shall mean a certain 126 unit congregate,
                ------------
          independent living and personal care facility to be located on the Real Property.

               "LIBOR Rate" means the one month London Interbank Offered Rate,
                ----------
          reflected as the one-month LIBOR Rate on page 5 of the Telerate screen or as published or quoted by such other reputable and nationally-recognized rate quoting service or publication selected by Lender.

               "Lien" means any lien, mortgage, security interest, tax lien,
                ----
          pledge, encumbrance, financing statement, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Debt or any other obligation, whether arising by agreement, operation of law, or otherwise.

               "Loan" means the loan in the original principal amount of Seven
                ----
          Million Three Hundred Thousand and No/100 Dollars ($7,300,000.00) made or to be made by Lender pursuant to Section 2.01.

               "Loan Commitment" means the Construction Loan Commitment relating
                ---------------
          to the Loan dated November 25, 1996, accepted by Borrower on December 13, 1996.

               "Loan Documents" means, without limitation, this Agreement, the
                --------------
          Loan Commitment, the Note, the Deed of Trust, the Absolute Assignment, the Collateral Assignment, the Guaranty, the Environmental Indemnity, and all other promissory notes, deeds of trust, assignments, financing statements, easements, security agreements and other instruments, documents, and agreements executed either by Borrower or by Guarantor, or both, as the case may be, and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time and in accordance with their respective terms.

               "Maturity Date" means thirty-six months from the date hereof
                -------------
          subject to the two (2) Extension Options provided for in the Loan Commitment.

               "Maximum Rate"  means the maximum rate of nonusurious interest
                ------------
          permitted from day to day by applicable law, including Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments and other charges in respect to the Loan Documents which are deemed to be interest under applicable law.

               "Net Income" means the net income from normal operations of the
                ----------
          Project (excluding extraordinary income and expense and before income taxes applicable to such Project, but after all property taxes and other taxes applicable to the Project without deduction for actual management fees paid) and based upon average revenue per unit and an occupancy rate of not more than ninety-five percent (95%), as set forth in the quarterly financial information provided to Lender under the Loan Documents, calculated based upon the preceding calendar quarter, plus interest expense paid or incurred with respect to the Loan for such period and non-cash expenses or allowances for depreciation or amortization of the Project for such period, less the greater of actual management fees or assumed management fees of four percent (4%) of total resident revenues for such preceding calendar quarter.

               "Note" means the recourse Promissory Note executed by Borrower of
                ----
          even date herewith in the amount of the Loan payable to the order of Lender, and all extensions, renewals, and modifications thereof.

               "Notice" means the Notice Pursuant to Section 26.02, Texas
                ------
          Business and Commerce Code by Borrower and Guarantor in favor of Lender of even date herewith.

               "Obligations" means (i) all amounts, including, without
                -----------
          limitation, principal and interest, due or becoming due under the Note; (ii) any and all costs or sums due and owing or to become due and owing under any of the Loan Documents; (iii) any renewal or extension of the indebtedness or costs described in (i) through (ii) preceding or any part thereof; and (iv) all covenants, agreements and undertakings of the Borrower to the Lender hereunder or under any of the Loan Documents.

               "Person" means any individual, corporation, business trust,
                ------
          association, company, partnership, joint venture, or other entity.

               "Personality" means all equipment, furnishings, furniture and all
                -----------
          tangible and intangible personal property of whatever character now owned or hereafter acquired by Borrower for use in, on or about the Project, including replacements, substitutions and after acquired property.

               "Plans and Specifications" means the final plans and
                ------------------------
          specifications for the Improvements signed and dated by Borrower and certified by the Project Architect (with the seal of such Project Architect affixed).

               "Pledge of Deposit Account" means the Pledge of Deposit Account
                -------------------------
          by Borrower in favor of Lender of even date herewith, as same may be amended, supplemented or modified from time to time.

               "Project" means the Improvements, the Real Property, and the
                -------
          Personalty.

               "Project Architect" means Morgan Spears Associates, Inc.
                -----------------

               "Project Architect's Acknowledgement" means the Acknowledgement
                -----------------------------------
          of Assignment of Agreement and Subordination Agreement executed by the Project Architect in favor of Lender.

               "Property Manager" means Grand Court Lifestyles, Inc., a Delaware
                ----------------
          corporation, 2650 North Military Trail, Suite 350, Boca Raton, Florida 33431.

               "Property Manager's Acknowledgement" means the Acknowledgement of
                ----------------------------------
          Assignment of Management Agreement and Subordination Agreement executed by the Property Manager in favor of the Lender.

               "Property Revenues" means all income, revenues, profits,
                -----------------
          distributions and funds from any source whatsoever which derive directly or indirectly from the Project.

               "Real Property" means the real property located in Temple, Bell
                -------------
          County, Texas, as more fully described on Exhibit A, attached hereto
                                                    ---------
          and incorporated herein by reference for all purposes.

               "Second Extended Maturity Date" means forty-eight (48) months
                -----------------------------
          from the date hereof.

               "Second Extended Period" means the six month period commencing on
                ----------------------
          the First Extended Maturity Date and ending on the Second Extended Maturity Date.

               "Title Agent" means Stewart Title Guaranty Company.
                -----------

               "Title Company" means Stewart Title Guaranty Company.
                -------------

               "Title Policy" means the Mortgagee Policy of Title Insurance
                ------------
          described in Section 5.01(o) hereof.

          Section 1.02.  Other Definitional Provisions.  All definitions
                         -----------------------------
     contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                      ARTICLE II

                                         Loan
                                         ----

          Section 2.01.  Loan: Advances.  Subject to the terms and conditions of
                         --------------
     this Agreement, Lender agrees to make the Loan to Borrower in Advances strictly in accordance with this Agreement as follows:

               (a) The Loan proceeds shall be disbursed by Lender no more frequently than once monthly during the course of the construction of the Improvements in accordance with the terms herein and the other Loan Documents.

               (b) Lender shall be furnished with a detailed construction disbursement schedule in a form satisfactory to Lender, and disbursements shall be made under the procedures and title safeguards reasonably acceptable to Lender. Borrower shall open a special bank account, of a type acceptable to Lender, with Lender into which all Loan proceeds shall be disbursed ("Disbursement Account") which shall
                                             --------------------
          be pledged to Lender pursuant to the Pledge of Deposit Agreement; provided, however, if funding the Loan proceeds into such Disbursement Account, in Lender's sole judgment, puts the Title Policy coverage at risk, the disbursements of the proceeds of the Loan shall be made by and through the Title Company.

               (c) Disbursements shall be made only after notice is given to Lender five (5) Business Days prior to the requested date for each such disbursement and in the draw request form attached hereto and incorporated herein by reference for all purposes as Schedule 1. Such
                                                               ----------
          form shall be accompanied by an Affidavit of Bills Paid in the form attached hereto and incorporated herein by reference for all purposes as Schedule 2, and, if required by Lender, a Partial Release of Lien
             -----------
          in the form attached hereto and incorporated herein by reference for all purposes as Schedule 3, executed by the General Contractor and
                          ----------
          each subcontractor who has received payments in excess $10,000.00. Disbursement requests shall be submitted by Borrower on AIA forms for review and approval of the Construction Inspector. All disbursements must conform to the Budget for the materials and/or services covered by such disbursement request; no variances will be permitted without Lender's prior written approval.

               (d) Bills or statements for all expenses for which a disbursement is requested shall, at Lender's option, be presented to Lender along with the request for disbursement. All requests for disbursement shall include certification by Borrower, the General Contractor, the Project Architect and the Construction Inspector that all labor and material for which disbursement is requested have gone into the construction of the Improvements according to the approved Plans and Specifications and that the remaining undisbursed portion of the Loan and the funds on deposit are adequate to complete the construction of the Improvements on the Real Property.

               (e) Unless otherwise approved by Lender, no disbursements of the proceeds shall be made if the Loan is not current or an Event of Default exists, or an event exists which with the passage of time or notice or both would constitute an Event of Default. Lender shall not be obligated at any time to disburse proceeds of the Loan in excess of the Budget or that recommended by the Construction Inspector nor shall the Lender be obligated to disburse proceeds of the Loan for materials stored off of the Project. As a condition of each draw, Lender must be satisfied that sufficient funds are available to complete the Improvements.

               (f) All interim disbursements of Loan proceeds for construction work shall be subject to a ten percent (10%) retainage requirement; provided there shall be no retainage for direct materials purchases.

               (g) Each disbursement must be accompanied by an endorsement to the Title Policy, obtained by Borrower at Borrower's sole expense, so that the coverage reflects the amounts that have been advanced.

               (h) Final disbursement, to the General Contractor, including retainage, shall be subject to and conditioned upon Lender having secured the following (i) a certificate of occupancy for the Improvements from the appropriate governmental agency if such certificate is deemed necessary by Lender, in its sole discretion;
          (ii) a certificate of completion prepared and submitted by the Borrower and the Project Architect, and approved by the Construction Inspector, which certificate shall contain only such qualifications as are acceptable to Lender, in Lender's sole discretion, and indicating that the construction of the Improvements has been completed substantially in accordance with the approved Plans and Specifications, all construction has been completed in a good and workmanlike manner, all applicable zoning, building, or other governmental codes or regulations have been complied with, there are no known structural deficiencies, and all mechanical equipment, including, without limitation, plumbing, air conditioning and heating, electrical, and kitchen equipment, if any, is in good working order;
          (iii) a certificate of completion executed by the General Contractor and filed in the Real Property Records of Bell County, Texas; (iv) an affidavit executed by the General Contractor satisfactory to Lender, Lender's counsel and the Title Company in their sole discretion, stating, among other things, that all work has been completed in accordance with the Plans and Specifications approved by Lender; (v) if required by Lender, lien waivers from any and all subcontractors, in form and substance satisfactory to Lender, Lender's counsel and the Title Company in their sole discretion; (vi) an "AS BUILT" survey of the Project and (vii) such other additional documents as Lender may reasonably request.

          Section 2.02.  The Note.  The obligation of Borrower to repay the Loan
                         --------
     shall be evidenced by the Note executed by Borrower, payable to the order of Lender, in the principal amount of the Loan and dated of even date herewith, and shall be full recourse to Borrower and Guarantor.

          Section 2.03.  Repayment of Loan.  Interest shall be due and payable
                         -----------------
     monthly, the first payment of which shall be due and payable on the first
     (1st) day of the calendar month next following one (1) month from the date hereof, and subsequent payments of interest shall be due and payable on the same day of each month thereafter until the Maturity Date, as hereinafter defined. All outstanding principal, plus accrued and unpaid interest at the Contract Rate, shall be due and payable in one final balloon payment on the Maturity Date.

          Section 2.04.  Interest.   The unpaid principal amount of Advances on
                         --------
     the Loan shall bear interest prior to maturity at a per annum rate equal to the lesser of (i) the Maximum Rate or (ii) the Contract Rate. Notwithstanding the foregoing, in the event that any payment on the Note is more than thirty (30) days past due, all past due principal and interest shall bear interest from the maturity date thereof until the date of payment at the Default Rate.

          Section 2.05.  Use of Proceeds.  The proceeds of the Loan shall be
                         ---------------
     used for the sole purpose of financing the construction of the Improvements on the Real Property and shall cover the items shown on the Budget annexed as Exhibit C to the Loan Commitment.

          Section 2.06.  Late Payment Fee.  A late payment equal to five percent
                         ----------------
     (5.0% )of any past due payment will be payable by Borrower if any payment on the Note is not received by the Lender within fifteen (15) days of its due date.

          Section 2.07.  Extension.
                         ---------

               (a) Borrower shall have the right to extend the maturity of the Loan for two consecutive six (6) month terms provided that at the time of each extension request:

                    (i) the construction of Project has been completed, lien free, in a manner satisfactory to and in accordance with the Plans and Specifications approved by Lender;

                    (ii) No Event of Default then exists under any of the Loan
               Documents;

                    (iii) An appraisal of the Project acceptable to Lender shows that the outstanding principal balance of the Loan does not exceed seventy-five percent (75%) of the appraised value of the Project as completed.

                    (iv) Immediately prior to the First Extension Period, the
               Project has achieved a minimum Debt Service Coverage Ratio of at least 1.25 to 1.00, and immediately prior to the Second Extension Period, the Project has achieved a minimum Debt Service Coverage Ratio of at least 1.25 to 1.00; and

                    (v) Borrower shall have paid Lender an extension fee for each extension in the amount of one half of one percent (0.5%) of the outstanding principal balance of the Loan.

               (b) In the event that Borrower qualifies for the First Extension Period and elects to extend the Maturity Date as herein provided, monthly payments of accrued, but unpaid interest, at the Contract Rate shall continue to be due and payable on the first day of each month commencing with the month next following the last scheduled monthly payment during the original term of the Loan and successive payments shall be due on the first day of each month thereafter until the First Extended Maturity Date, when the unpaid principal balance of the Loan and accrued, but unpaid interest, thereon shall be paid in full in one final balloon payment unless Borrower qualifies for the Second Extension Period and elects to extend the First Extended Maturity Date.

               (c) If Borrower qualifies for the Second Extension Period and elects to extend the First Extended Maturity Date, monthly payments of accrued, but unpaid interest at the Contract Rate shall continue to be due and payable on the first day of each month commencing with the month next following the last scheduled monthly payment of the First Extended Loan Period and successive payments being due on the first day of the month thereafter until the Second Extended Maturity Date, when the unpaid principal balance of the Loan, an accrued but unpaid interest thereon shall be paid in one final balloon payment.

               (d) As a condition to such extensions, Borrower and Guarantor shall execute such amendments, notes, documents, agreements and instruments as Lender reasonably deems necessary to extend the maturity of the Loan, and Borrower shall cause the Title Company to endorse the Title Policy to reflect the extended maturity of the Loan, such endorsement to be in form reasonably satisfactory to Lender. If an endorsement is not available, Borrower shall obtain a new Title Policy for Lender, in form satisfactory to Lender. Borrower shall pay all reasonable costs incurred by Lender in connection with such extension, including reasonable attorney's fees, and shall pay all Title Company charges and premiums.


                                     ARTICLE III

                                       Payments
                                       --------

          Section 3.01.  Method of Payment.  All payments of principal,
                         -----------------
     interest, and other amounts to be made by Borrower hereunder and under the Note shall be made to Lender at its office at 3200 Southwest Freeway, Suite 1900, P.O. Box 1370, Houston, Texas 77252-1370, Attention: Commercial Loan Servicing, in lawful money of the United States of America and in immediately available funds. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and interest shall continue to accrue during such extension.

          Section 3.02.  Prepayment.  Borrower shall have the right to prepay,
                         ----------
     at any time and from time to time without premium or penalty, the entire unpaid principal balance of the Note or any portion thereof, with accrued interest to the date of prepayment on the amounts prepaid.

          Section 3.03.  Insurance and Tax Escrow.  So long as Borrower is
                         ------------------------
     maintaining insurance in types and amounts required hereunder and paying the ad valorem taxes as such taxes come due and providing Lender with evidence of such insurance and the payment of such taxes, no insurance and tax escrow shall be required.


                                      ARTICLE IV

                                      Collateral
                                      ----------


          Section 4.01.  Collateral.  To secure full and complete payment and
                         ----------
     performance of the Obligations, Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):
      ----------

               (a) Borrower shall grant to Lender a first priority lien and/or security interest on the Real Property, Improvements and Personalty pursuant to the Deed of Trust and shall assign to Lender all rents, income, and profits relating to the Project pursuant to the Absolute Assignment;

               (b) Borrower shall collaterally assign and grant a first lien security interest in, without limitation, all utility deposits, security deposits (to the extent assignable and subject to the tenants' rights to reimbursement under the tenant leases), tenant leases, management agreements, construction contracts, architect contracts and agreements, waste water capacity reservation agreements, and any other contracts, licenses (including the DHS Licenses, to the extent assignable), permits, architects and engineering contracts, and agreements pertaining to the Project pursuant to the Collateral Assignment or such other instruments as Lender may require;

               (c) Guarantor will guarantee severally the repayment of the entire indebtedness of Borrower to Lender, and the performance by Borrower of all of Borrower's obligations to Lender under the Loan Documents evidencing or securing the Loan pursuant to the Guaranty;

               (d) Borrower shall pledge to Lender the funds advanced to the Disbursement Account pursuant to the Pledge of Deposit Account; and

               (e) Borrower shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, necessary to evidence and perfect Lender's liens and security interests as herein described, in the Collateral.

          Section 4.02.  Setoff.  Upon the occurrence of an Event of Default,
                         ------
     Lender shall have the right to set off and apply against the Obligations in such manner as Lender may determine, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Borrower whether or not the Obligations are then due. As further security for the Obligations, Borrower hereby grants to Lender a security interest in all money, instruments, and other property of Borrower now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for the Obligations, Borrower hereby grants to Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Borrower. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have; provided, however that with respect to security deposits by tenants or residents, the foregoing is subject to the residents' or tenants' rights to reimbursement under the tenants' or residents' leases.


                                      ARTICLE V

                                 Conditions Precedent
                                 --------------------

          Section 5.01.  Loan.  In addition to the conditions of Lender's
                         ----
     obligation to make the Loan set forth in the Loan Commitment, the obligation of Lender to make advances under the Loan is subject to the condition precedent that Lender shall have received all of the following, each dated as of the Closing Date (unless otherwise indicated) and in form and substance satisfactory to Lender:

               (a)  Resolutions.  Borrower shall have delivered to Lender a
                    -----------
          resolution of Borrower certified by its secretary or assistant secretary which authorizes the execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or is to be a party and a resolution of the Guarantor authorizing the execution, delivery and performance by the Guarantor of the Guaranty and the other Loan Documents to which Guarantor is a party. The Resolutions shall designate (i) the officers of the Borrower and Guarantor which are authorized to sign the Loan Documents and (ii) the officers of Borrower which are authorized to request and receive advances under the Loan, together with specimen signatures of such officers,

               (b)  Incumbency Certificates.  Borrower shall have delivered to
                    -----------------------
          Lender certificates of incumbency certified by the respective secretary or assistant secretary of Borrower and Guarantor certifying the names of the officers of Borrower and Guarantor authorized to sign this Agreement and each of the other Loan Documents to which Borrower and/or Guarantor is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers.

               (c)  Regulations; Articles of Organization and Bylaws.  Borrower
                    ------------------------------------------------
          shall have delivered to Lender: (i) Borrower's Articles of Organization and Regulations, and all amendments thereto, (ii) certified copies of the Articles of Incorporation of Guarantor, together with all amendments thereto and (iii) the bylaws of Guarantor, together with all amendments thereto, all of the foregoing certified by the Secretary or Assistant Secretary of Borrower or Guarantor, as applicable, and (iv) certified copies of existence for Borrower and Guarantor, certified copies of good standing for Borrower and Guarantor and a certified copy of Guarantor's qualification to do business in Texas (all of the above dated within ten (10) days prior to the Closing Date).

               (d)  Loan Agreement.  The Borrower shall have executed and
                    --------------
          delivered this Agreement to the Lender.

               (e)  Note.  Borrower shall have executed and delivered the Note
                    ----
          to Lender.

               (f)  Absolute Assignment.  Borrower shall have executed and
                    -------------------
          delivered the Absolute Assignment to Lender.

               (g)  Collateral Assignment.  Borrower shall have executed and
                    ---------------------
          delivered the Collateral Assignment to Lender.

               (h)  Environmental Indemnity.  Borrower and Guarantor shall have
                    -----------------------
          executed and delivered the Environmental Indemnity to Lender.

               (i)  Deed of Trust.  Borrower shall have executed and delivered
                    -------------
          the Deed of Trust to Lender which shall grant a first lien on the Project and a first and prior security interest in the Personalty.

               (j)  Financing Statements.  Borrower shall have executed and
                    --------------------
          delivered to Lender the Uniform Commercial Code financing statements covering such Collateral as Lender may request.

               (k)  Notice.  Borrower and Guarantor shall have executed and
                    ------
          delivered to Lender the Notice.

               (l)  Affidavits.  Borrower shall have executed and delivered the
                    ----------
          Affidavit of Borrower, and Guarantor shall have executed and delivered an Affidavit of Guarantor in form and substance satisfactory to Lender.

               (m)  Guaranty.  The Guarantor shall have executed and delivered
                    --------
          the Guaranty to Lender.

               (n)  Pledge of Deposit Account.  Borrower shall have executed and
                    -------------------------
          delivered the Pledge of Deposit Account.

               (o)  Mortgagee Title Insurance Policy;.  Simultaneously with the
                    ---------------------------------
          execution of this Loan Agreement, but before funding of the Loan, Borrower, at Borrower's sole cost and expense, shall have caused to be furnished to Lender, a Texas Mortgagee Policy of Title Insurance issued by the Title Agent, as agent for the Title Company, in favor of Lender pursuant to an insured closing protection letter satisfactory to Lender showing a policy amount equal to the aggregate amount of the Loan, insuring that the Lender has a valid first and prior lien against the Real Property, and containing only such exceptions as shall be approved by Lender and its legal counsel, provided that the premium can be paid in installments as provided in Rule R-2(a) of the Rules for Title Insurance promulgated by the Texas Board of Insurance. Any exception in the Title Policy regarding restrictive covenants shall be deleted or shall list such restrictive covenants and insure that they will not affect the validity or priority of Lender's lien. The standard pre-printed exception in the Title Policy regarding any discrepancies, conflicts or shortages in area or boundary lines shall be modified to read only "shortages in area." The standard pre-printed exception regarding taxes shall be modified to read "Standby fees and taxes for the year 1997 and subsequent years not yet due and payable." The Title Policy may contain the standard pre-printed "pending completion" and "pending disbursements" exceptions, and Borrower shall, at Borrower's cost and expense, obtain endorsements to the Title Policy as Advances are made so that the coverage reflects the amounts that have been advanced under the terms of the Loan Documents. The Title Policy shall also insure access to the Project from a publicly dedicated street.

               (p)  Appraisal.  Lender shall have received an MAI appraisal of
                    ---------
          the Project in form and substance satisfactory to Lender and conducted by an appraiser selected by Lender. The appraisal shall show that the Real Property and Improvements shall have a fair market value of at least $9,730,000.00 as built in accordance with the approved Plans and Specifications. The appraisal shall be commissioned by Lender, but paid for by Borrower.

               (q)  Environmental Report.  Borrower, at Borrower's sole cost and
                    --------------------
          expense, shall have delivered to Lender an unqualified Phase I environmental site assessment covering the Project which shall be in form and substance satisfactory to Lender and which shall be conducted by an environmental service firm selected by Lender or selected from Lender's approved list of environmental service firms. Such environmental assessment shall verify that the Project is free from any Hazardous Materials and Hazardous Waste, as those terms are defined by federal and state statutes, laws and regulations, including, without limitation, asbestos and diesel fuel (as reflected on the Phase I environmental assessment). Such environmental assessment shall include a determination of "wetlands" status and condition. Borrower shall provide Lender with evidence in form and substance acceptable to Lender, in Lender's sole discretion, indicating that any Hazardous Materials or Hazardous Waste previously located on the Project have been properly disposed of in accordance with all applicable laws and which satisfies the requirements of Thrift Bulletin 16.

               (r)  Survey.  Borrower, at Borrower's sole cost and expenses,
                    ------
          shall have provided Lender and Lender's counsel with originals of a current staked survey ("Survey") of the Real Property and all Improvements thereon, prepared by a professional engineer or registered surveyor, acceptable to Lender and Title Company, in form and substance satisfactory to Lender, dated within ninety (90) days of the Closing Date, which survey shall satisfy the requirements of a Category 1A land survey pursuant to the Texas Surveyor's Association Standards for land surveys. The survey shall contain a certificate which shall among other things contain the following information: (i) metes and bounds description of the Real Property showing all corners and points of course changes and/or marked with iron pins or rods; and
          (ii) the location of all existing and proposed roads, highways and streets adjoining the Real Property and access thereto and all Improvements, encroachments, easements, drainage districts, utilities, parking areas, rights of way, set-back lines, and other matters located upon or affecting the Real Property. The Survey shall contain a certification that the Real Property is not located in any flood hazard area. The certificate shall be in form and substance acceptable to Lender and Lender's counsel and shall be in favor of both the Lender and the Title Company. The certificate must be acceptable to the Title Company to delete the survey exception regarding shortages in area from the Title Policy.

               (s)  UCC Search.  Lender shall have received Uniform Commercial
                    ----------
          Code searches (which searches shall be ordered by Lender's counsel but paid for by Borrower) showing no financing statements or other documents or instruments on file against Borrower or any Guarantor in the office of the Secretary of State of Texas and the UCC Records of Bell County, Texas, or the counties where the Borrower or any
          ----
          Guarantor reside, such search to be as of a date no more than ten (10) days prior to the Closing Date.

               (t)  Opinion of Counsel.  Borrower and Guarantor shall have
                    ------------------
          delivered to Lender favorable opinions of legal counsels to Borrower and Guarantor in form, scope and substance satisfactory to Lender acceptable to Lender, concerning all aspects of the Loan including, without limitation, usury, doing business, due authorization, legality, validity, enforceability, and binding effect of all required Loan Documents.

               (u)  Financial Statements.  Lender shall be provided with
                    --------------------
          certified financial statements from Borrower, Guarantor (or J & B Management Company) and the General Contractor in a form and only with qualifications acceptable to Lender in Lender's sole discretion for the years ending January 1, 1995 and January 31, 1996. Borrower and Guarantor shall also provide Lender with their 1995 and 1996 income tax returns, as filed with the Internal Revenue Services.

               (v)  Origination Fee.  Borrower shall have paid to Lender an
                    ---------------
          origination fee in the amount of Seventy Three Thousand and No/100 Dollars ($73,000.00), which shall be fully earned, non-refundable, and due and payable on the Closing Date.

               (w)  Project Architect Certificate.  Lender shall have received
                    -----------------------------
          letters from the Project Architect certifying that utilities are available to the boundaries of the Real Property in amounts adequate to serve the contemplated Improvements. In addition, the Project Architect will certify that the Project complies with, or when built, will comply with applicable zoning ordinances and other applicable laws, and can be operated for the purposes for which the Project was constructed, that all permits, licenses (to the extent obtainable prior to the commencement of construction), and approvals have been issued by the appropriate authorities, that all Improvements will be constructed above the 100 year flood plain for the Real Property, and that the budget submitted to and approved by Lender provides for all sums necessary to complete the work called for in the Project Architect's contracts with Borrower.

               (x)  Project Architect's Acknowledgement. Lender shall have
                    -----------------------------------
          received the Project Architect's Acknowledgement executed by the Project Architect.

               (y)  Property Manager's Acknowledgement.  Lender shall have
                    ----------------------------------
          received the Property Manager's Acknowledgement executed by the Property Manager.

               (z)  Affiliate Acknowledgement.  Lender shall have received the
                    -------------------------
          Affiliate's Acknowledgement executed by any affiliates of Borrower that will provide services to the Project.

               (aa) General Contractor's Acknowledgement.  Lender shall have
                    ------------------------------------
          received the General Contractor's Acknowledgment executed by the General Contractor.

               (bb) Taxes, Assessments and Insurance.  Lender shall have
                    --------------------------------
          received evidence that all ad valorem taxes for 1996 and prior years against the Project and all required insurance premiums for the first year of the Loan shall have been paid in full.

               (cc) Evidence of Available Capital.  Lender shall have received
                    -----------------------------
          evidence satisfactory to it that the Borrower has available a minimum of $1,825,000.00 in capital in good funds, including equity in the Real Property, which may immediately be expended for the development and construction of the Project or the purchase of the Real Property prior to the first advance of the Loan proceeds; provided, however, that funds expended for the purchase of the Real Property may be credited to the required equity contribution only to the extent of the "AS IS" appraised value of the Real Property.

               (dd) Soil Tests and Other Reports.  Lender shall have been
                    ----------------------------
          furnished with a copy of the soil test reports, and all concrete and steel stress reports and a letter of certification from the Construction Inspector indicating that the soil conditions are satisfactory for the construction of the Improvements in accordance with the approved Plans and Specifications.

               (ee) Availability of Utilities.  Borrower shall have provided
                    -------------------------
          Lender with letters from authorized officials of each governmental entity or public utility providing any utility services to the Project, including water, sewer, telephone, gas and electricity, stating that such services will be made available to the Project within the time required by the construction schedule in amounts adequate to serve the Project after its completion in accordance with the Plans and Specifications.

               (ff) Plans and Specifications.  Borrower, at Borrower's sole cost
                    ------------------------
          and expense, shall have provided Lender with two (2) complete sets of final Plans and Specifications signed and dated by the Borrower and certified by the Project Architect (and with his seals affixed).
          The Plans and Specifications shall contain all certificates and approvals required by all governmental authorities (including the DHS) having jurisdiction over the Real Property and the construction of the Improvements thereon, which Plans and Specifications shall have been submitted to and approved by Lender prior to closing. Any material deviation from the approved plans or specifications must be approved by Lender in writing in advance of the issuance of any change orders.

               (gg) Budget.  Lender has been furnished with the Budget for the
                    ------
          construction of the Improvements approved by the Construction Inspector and Lender. The Budget shall reflect all direct construction costs and indirect and overhead items and shall include a draw schedule in such detail as Lender may require and a schedule of completion will be provided to Lender. The Budget shall be substantially the same as the preliminary construction cost estimate submitted in connection with the Loan Commitment. Cost savings in any line item shall be transferred to the contingency reserve line item; provided, however, that any savings in the interest line item shall be credited to the "lease-up reserve." Following construction and provided that Borrower is not in default under the Loan Documents, all amounts in the contingency reserve shall be funded to Borrower.

               (hh) Required Additional Funds.  Borrower and Guarantor have
                    -------------------------
          deposited in the Disbursement Account additional funds over and above the Loan proceeds in an amount equal to any difference between (i) the Loan amount plus the total of the paid receipts for permissible development and construction costs of the Project approved by Lender and paid by Borrower from Borrower's own funds and (ii) the final approved cost (including, without limitation, a sufficient reserve for the funding of interest) to be incurred in connection with the acquisition and construction of the Project.

               (ii) Construction Schedule.   Lender shall have received and
                    ---------------------
          approved a detailed construction schedule showing a trade by trade breakdown of the estimated periods of commencement and completion of construction of the Improvements on the Real Property, which schedule shall be confirmed in writing by the Project Architect and the General Contractor, and approved by the Construction Inspector and Lender.

               (jj) Construction Inspection.  A statement has been provided by
                    -----------------------
          the Construction Inspector to Lender stating that the Construction Inspector has reviewed the Plans and Specifications and the cost breakdown and that the proceeds of the Loan and the funds supplied pursuant to Section 5.01(hh) above are adequate to complete the construction of the Improvements on the Project. The appointment of a Construction Inspector shall not place any duty or responsibility upon Lender to inspect the Improvements or any obligation or liability upon Lender regarding the quality of construction or the absence therefrom of defects.

               (kk) Lien Waivers.  Borrower shall have delivered to Lender lien
                    ------------
          waivers and subordination of lien rights from the Project Architect, the General Contractor and all subcontractors providing materials or services to the Project prior to Closing.

               (ll) Insurance Policies.  Borrower shall have provided Lender
                    ------------------
          with certified copies of all insurance policies required by the Loan Commitment and this Agreement, from companies satisfactory to Lender showing Lender as loss payee and in amounts and with deductibles acceptable to Lender, including, without limitation, policies of flood insurance if the Project is situated in a "Flood Hazard Area".

               (mm) Insurance Certificate.  Lender shall have received a
                    ---------------------
          certificate from Borrower's or the General Contractor's insurance carrier approved by Lender that indicates that the General Contractor is covered by public liability and workman's compensation insurance, in amounts acceptable to Lender in Lender's sole discretion.

               (nn) Itemized Statement.  Borrower shall have provided Lender
                    ------------------
          with (i) an itemized statement certified by Borrower of all costs and expenses incurred by Borrower in connection with the acquisition of the Real Property through the Closing Date and (ii) and a copy of Borrower's fully executed contract for the purchase of the Real Property.

               (oo) Closing Statement.  Borrower shall have delivered to Lender
                    -----------------
          a closing statement executed by Borrower and Seller, if the Real Property is acquired at closing and a non-foreign person certificate from Seller.

               (pp) Estoppel Certificate.  Borrower shall have delivered to
                    --------------------
          Lender an estoppel certificate and/or pay off letter from every individual and entity holding a lien on the Real Property and/or Improvements thereon. The certificate shall be signed by the lienholder and shall indicate the present unpaid balance of the lien including accrual interest to the proposed Closing Date, the daily rate of accrual after such date, and the amount required to satisfy and release the lien as of the proposed Closing Date. In the alternative, Borrower shall certify to Lender that there are no liens against the Property and/or Improvements as of the Closing Date.

               (qq) Zoning Compliance. Borrower shall provide Lender with a copy
                    -----------------
          of the applicable zoning ordinances, certified by an appropriate municipal or county official to be a complete and accurate statement therefore and written certification by said municipal or county official setting forth the zoning classification of the Real Property and stating that the contemplated Improvements and use thereof comply with all applicable zoning ordinances. If such certification is not available, Borrower shall provide such evidence of zoning as may be acceptable to Lender.

               (rr) Construction Contracts.   Lender shall have received and
                    ----------------------
          approved a fixed cost contract with the General Contractor for the construction of the Improvements on the Real Property covering the items shown on the Budget, showing all direct construction costs and indirect and overhead items. The General Contractor must be acceptable to Lender. The General Contractor's contract shall be subordinated to Lender and its liens. Borrower will not agree or consent to any material amendment thereto without Lender's prior written consent. Borrower shall also furnish to Lender, for Lender's approval, financial statements of the General Contractor.

               (ss) Payment and Performance Bond.  Borrower shall provide Lender
                    ----------------------------
          with a performance and payment bond by a surety company acceptable to Lender covering the General Contractor on the Project (and any subcontractor for major structural components of the Project) for not less than the cost of the construction contract and naming Lender as a dual obligee. The dual obligee rider shall provide: "The Contractor and Surety shall not be liable under this bond to the Owner or Lender unless the said obligee, or either of them, shall make payments to the Contractor in accordance with the terms of said Contract as to payment, and shall perform all of the other obligations to be performed under said Contract at the time and in the manner therein set forth, provided that the obligations of Contractor and Surety under said bond shall not be impaired unless Lender fails to cure any default by Owner under the said Contract within a reasonable time after Lender's receipt of written notice of said default." The bond shall also provide that the surety waives notice of, and consents to, changes in the construction contract, including changes in the plans and specifications, to the extent any such changes do not increase the contract price more than ten percent (10%).

               (tt) Construction Permits.  Borrower shall have provided Lender
                    --------------------
          with certified copies of all necessary building and construction permits, curb cut, sewer and water tap and other permits, licenses, franchises and other agreements required for the development of the Project, issued in the name of the Borrower.

               (uu) Letter of Credit.  Borrower shall deliver to Lender an
                    ----------------
          irrevocable letter of credit ("Letter of Credit") issued by Sterling National Bank and Trust Company of New York in favor of Lender in the amount of $730,000.00 which letter of credit shall be in form and substance acceptable to Lender;

               (vv) Additional Information.  Borrower shall have delivered such
                    ----------------------
          additional documents, instruments, and information as Lender or Lender's legal counsel may reasonably request.

          Section 5.02.  Interim Advances:Continuing Conditions to the Lender's
                         ------------------------------------------------------
     Obligations to Make Loan Advances.  Lender shall not be obligated to make
     ---------------------------------
     any Advances hereunder unless and until each and every one of the conditions set forth in Sections 2.01 and 5.01 hereof (which shall
                                      ----     ----
     constitute continuing conditions for all Advances hereunder) and the following further conditions shall have been satisfied (with proof thereof in form and sufficiency as may be requested by Lender):

               (a)  No Event of Default.  No Event of Default or any condition
                    -------------------
          which with the passage of time or notice or both would constitute an Event of Default shall exist hereunder or under any other Loan Document.

               (b)  Compliance with Covenants.  Borrower shall be in substantial
                    -------------------------
          compliance with all covenants hereunder and under the other Loan Documents.

               (c)  No Breach of Representations and Warranties.  No breach of
                    -------------------------------------------
          any representation or warranty of the Borrower or Guarantor hereunder or under any of the Loan Documents shall have occurred.

               (d)  Adequate Funds.   Borrower and Guarantor shall have proved
                    --------------
          to Lender's satisfaction that sufficient funds are available to complete the Improvements according to the plans and specifications.

               (e)  Inspection Reports.  The Borrower, at the Borrower's sole
                    ------------------
          cost and expense, shall provide to the Lender an inspection report from the Construction Inspector covering the stage of construction and the condition of the Project, including the structure, roofing, mechanical systems and electrical systems, the results of which report shall be acceptable to Lender.

               (f)  Mortgagee Policy.  The Borrower, at Borrower's sole cost and
                    -----------------
          expense, will obtain endorsements to the original Title Policy so that the coverage reflects the amount of the Advances made under the Loan Documents.

               (g)  Notice of Commencement.  Prior to commencement of
                    -----------------------
          construction of the Project, Borrower shall deliver a Notice of Commencement of Construction to Lender.

               (h)  Lien Waivers.  If required by Lender, Borrower shall have
                    ------------
          delivered to Lender lien waivers and subordination of lien rights from the General Contractor, Project Architect, and all subcontractors (who have received or are owed payments in excess of $10,000.00) providing materials or services to the Project.

               (i)  Inventory.  Upon completion of the Improvements, Borrower
                    ---------
          shall have provided Lender with an inventory of the fixtures and personal property owned by Borrower and purchased with any Loan proceeds used in the maintenance, management and operation of the Project, accompanied by a certification from Borrower that said listing is a true and correct schedule of all fixtures and personal property used in the maintenance, management and operation of the Project, that such items constitute all of the fixtures and Personal Property required in the maintenance, management and operation of the Project, and that all such items are owned by Borrower free and clear of any lien or security interest except that created by the Loan Documents.

               (j)  Contracts.  Within ten (10) days from the date of closing or
                    ----------
          in any case prior to the commencement of construction, Borrower shall have provided Lender with fully executed counterparts of all construction and design related contracts (together with all amendments and modifications thereto) with the Project Architect and any other person or entity relating to the construction of the Improvements, which contracts shall be subordinated to Lender and its liens. Borrower will not agree or consent to any material amendment thereto without Lender's prior written consent. The contracts, together with the identity of the Project Architect, Construction Inspector and any other person or entity relating to the construction of the Improvements shall have been previously approved by Lender in writing.

               (k)  Certified Rent Roll.  Following completion of the
                    -------------------
          Improvements, Borrower shall have provided a certified rent roll to the Lender covering the Project.

               (l)  Management and Lease Agreements.  On or prior to the
                    -------------------------------
          completion of the Improvements, Borrower shall have provided Lender with a copy of the proposed Management Agreement, with any and all amendments thereto, for the Project and form lease agreement covering units in the Project, which agreements shall be in form and substance satisfactory to Lender. The Management Agreement shall provide for a fee not to exceed five percent (5%) of monthly collections and shall provide for termination for cause on thirty (30) days notice and shall further provide that in the event of foreclosure of the Project by Lender or its assignee, Lender or its assignee shall have the right to immediately terminate the Management Agreement without penalty.

               (m)  DHS Licenses.  As soon as reasonably possible after the date
                    ------------
          that the Improvements are completed, Borrower shall provide Lender will copies of all applicable DHS Licenses and other licenses necessary for the operation of the Project.

               (n)  Other Documentation.  If requested by the Lender, the
                    -------------------
          Borrower shall have furnished to the Lender any other additional documents as Lender may reasonably request.

          Section 5.03.  Final Disbursement.  The final disbursement of the
                         ------------------
     Loan, including retainage, shall be subject and conditioned upon all conditions for Advances set forth in Sections 2.01, 5.01 and 5.02 being satisfied.

          Section 5.04.  Waiver of Conditions.  Lender may defer any of the
                         --------------------
     foregoing conditions to the Loan and Term Loan, and the fact that all of the conditions may not have been satisfied at the time Lender executes this Loan Agreement or advances any funds pursuant to the Loan or Term Loan shall in no circumstances be considered evidence that Lender has waived any of such conditions. Any waiver of such conditions must be in writing.


                                      ARTICLE VI

                            Representations and Warranties
                            ------------------------------

          To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

          Section 6.01.  Existence and Authority.  Borrower is a Texas limited
                         -----------------------
     liability company duly organized and validly existing under the laws of the State of Texas; Borrower (a) has all requisite power to own assets and carry on its business as now being or as proposed to be conducted; and (b) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations. Borrower has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

          Section 6.02.  Financial Statements.  Borrower has delivered to Lender
                         --------------------
     certain financial statements of Borrower and the Guarantor. The financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present the financial condition of Borrower and, to the best of Borrower's knowledge, the Guarantor as of the date indicated therein and the results of operations for the period indicated therein. Borrower does not have any material contingent liabilities, liabilities for taxes, material forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments not reflected in such financial statements. No material adverse change in the condition, financial or otherwise, or operations of Borrower has occurred since the effective date of the most recent financial statement referred to in this Section.

          Section 6.03.  Default.  Borrower is not in default in any respect
                         -------
     under any loan agreement, indenture, mortgage, security agreement, or other agreement or obligation to which it is a party or by which any of its properties may be bound.

          Section 6.04.  Authorization and Compliance with Laws and Material
                         ---------------------------------------------------
     Agreements.  The execution, delivery, and performance by Borrower of this
     ----------
     Agreement and the other Loan Documents to which Borrower is or may become a party have been duly authorized by all requisite action on the part of Borrower and do not and will not violate the organizational agreements of Borrower or any law or any order of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any Lien upon any assets of Borrower pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Borrower is bound.

          Section 6.05.  Litigation and Judgments.  There  is no action, suit,
                         ------------------------
     or proceeding before any court, governmental authority, or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower or the Guarantor that would, if adversely determined, have a material adverse effect on the financial condition or operations of Borrower or the Guarantor or the ability of Borrower or the Guarantor to pay and perform the Obligations. There are no outstanding judgments against Borrower or the Guarantor.

          Section 6.06.  Rights in Properties; Liens.  Borrower has good and
                         ---------------------------
     indefeasible title to or valid leasehold interests in its properties and assets, real and personal reflected in the financial statements described in Section 6.02, and none of the properties, assets, or leasehold interests of Borrower is subject to any Lien, except as shown thereon.

          Section 6.07.  Enforceability.  This Agreement constitutes, and the
                         --------------
     other Loan Documents to which Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

          Section 6.08.  Approvals.  No authorization, approval, or consent of,
                         ---------
     and no filing or registration with, any court, governmental authority, or third party is or will be necessary for the execution, delivery, or performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party or the validity or enforceability thereof.

          Section 6.09.  Taxes.  Borrower has filed all tax returns (federal,
                         -----
     state, and local) required to be filed, including all income, franchise, employment, property, and sales taxes, and has paid all of its tax liabilities, and Borrower has no knowledge of any pending but unassessed tax liability of Borrower.

          Section 6.10.  Disclosure.  No representation or warranty made by
                         ----------
     Borrower in this Agreement or in any other Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which has a material adverse effect or which can have a material adverse effect on the business, assets, financial condition, or operations of Borrower that has not been disclosed in writing to Lender.

          Section 6.11.  Principal Place of Business.  The principal place of
                         ---------------------------
     business and chief executive office of Borrower and the place where Borrower keeps its books and records is located at the address set forth in
     Section 10.09.

          Section 6.12.  Other Agreements.  Borrower is not a party to, or bound
                         ----------------
     by any agreement, condition, contract, or arrangement which might in the future have a material adverse effect on the business, operations, or financial condition of Borrower.

          Section 6.13.  Compliance with Law.  Borrower is in compliance with
                         -------------------
     all laws, rules, regulations, orders, and decrees which are applicable to Borrower or any of its properties.

          Section 6.14.  No Work.  Prior to the recording of the Deed of Trust,
                         -------
     no work on the Project shall be commenced, and no materials or equipment shall be delivered to or upon the Project.

          Section 6.15.  Forfeiture.  Neither Borrower nor any Guarantor is or
                         ----------
     has been charged with or, to their knowledge, are under investigation for, possible violations of the Racketeering, Influenced and Corrupt Organizations Act ("RICO"), the Continuing Criminal Enterprises Act ("CCE"), the Controlled Substance Act of 1978, the Money Laundering Act of 1986, the AntiDrug Abuse Act of 1986, or similar law providing for the possible forfeiture of any of their respective assets or properties.

          Section 6.16.  Contracts.   The Contracts as presented to Lender,
                         ---------
     include all amendments and modifications to the Contracts.

          Section 6.17.  DHS Requirements.   The Improvements will be
                         ----------------
     constructed in accordance with all applicable DHS requirements. Upon completion of the Improvements, the Borrower will operate the Project in accordance with all applicable DHS rules and regulations. Borrower shall promptly notify Lender of any notices or other correspondence received from the DHS or any other governmental entity indicating that the Project is not in compliance with DHS rules and regulations. Borrower shall take all action necessary to maintain its DHS Licenses and shall take prompt action to renew its DHS Licenses each year. Borrower shall provide Lender with copies of all renewal DHS Licenses upon receipt.


                                     ARTICLE VII

                          Positive Covenants and Agreements
                          ---------------------------------

          Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any commitment hereunder, Borrower will perform and observe the following positive covenants and agreements, unless Lender shall otherwise consent in writing (which consent may be conditioned upon the payment of a consent fee or an increase in the interest rate on the Note).

          Section 7.01.  Financial Statements.
                         --------------------

               (a) Guarantor shall furnish management prepared financial statements to Lender for each fiscal quarter which statements shall be due thirty (30) days after the end of each fiscal quarter.
          Following completion of the Project, monthly operating statements shall be due from Borrower within thirty (30) days of the end of each month. Guarantor shall also furnish to Lender audited annual financial statements beginning with the fiscal year ending January 31, 1997, containing balance sheets (reflecting, without limitation, all contingent liabilities), income statements and statements of changes in financial position (reflecting, without limitation, cash flow changes) as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year. All financial statements will be prepared in reasonable detail, and all of the above prepared in accordance with GAAP, consistently followed and applied and containing only qualifications acceptable to Lender, in Lender's sole discretion. Guarantor's and Borrower's financial statements shall be prepared by the authorized officers of each familiar with and knowledgeable of the information therein presented and responsible for the supervision of the preparation of said financial statements for Borrower and Guarantor. Borrower's financial statements shall be accompanied with compiled accounts payable information and such other financial information as Lender shall request.

               (b) Within sixty days after the filing of Borrower's tax return, Borrower shall furnish Lender with a copy of Borrower's United States income tax return as filed with the Internal Revenue Service, together with any and all exhibits and schedules filed in connection therewith, beginning with the tax year ending January 31, 1997, and continuing annually thereafter.

               (c) Within sixty days after the filing of Guarantor's tax return, Borrower shall cause Guarantor to furnish Lender with a copy of Guarantor's United States income tax return as filed with the Internal Revenue Service, together with any and all exhibits and schedules filed in connection therewith, beginning with the tax year ending January 31, 1997, and continuing annually thereafter.

          Section 7.02.  Certificates; Rent Roll; Other Information. Borrower
                         ------------------------------------------
     shall furnish to Lender all of the following:

               (a) Within thirty (30) days from the end of each month beginning with the first month after the completion of construction, (i) a copy of the rent roll of the Project reflecting, at a minimum, the names of all tenants, terms of leases, base rents, security deposits and renewal options, and (ii) operating statements for the Project, which rent roll and operating statement shall be certified by an authorized officer of Borrower as to their accuracy, completeness and truthfulness; and

               (b) Promptly, upon request by Lender, any additional information concerning Borrower which Lender may reasonably request.

          Section 7.03.  Performance of Obligations.  Borrower will duly and
                         --------------------------
     punctually pay and perform the Obligations in accordance with their respective terms.

          Section 7.04.  Preservation of Existence and Conduct of Business.
                         -------------------------------------------------
     Borrower will preserve and maintain its limited liability company status and all of its leases, privileges, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, and conduct its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

          Section 7.05.  Maintenance of Project.  Borrower will maintain the
                         ----------------------
     Project in good condition and repair (ordinary wear and tear excepted).

          Section 7.06.  Payment of Taxes and Claims.  Borrower will pay or
                         ---------------------------
     discharge at or before maturity or before becoming delinquent (i) all taxes, levies, assessments, and governmental charges imposed on it or any of its property, and (ii) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that Borrower shall not be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

          Section 7.07.  Insurance.  Before commencement of the construction of
                         ---------
     the Improvements, and at all times thereafter, Borrower will maintain (or with respect to the all-builder's risk coverage cause General Contractor to maintain) with financially sound and reputable insurance companies reasonably acceptable to Lender, workmen's compensation insurance and insurance on Borrower's property, assets, and business in such amounts, and with deductibles, acceptable to Lender, and against such risks as required by Lender, and as set forth in the Loan Commitment (including, without limitation, all builder's risk coverage for the Improvements, hazard, comprehensive general liability insurance and extended coverage), and Borrower shall provide Lender with evidence satisfactory to Lender in
     Lender's reasonable discretion of such insurance coverage.   Hazards
     covered, the amounts of such coverage and the carrier providing such coverage must be approved by Lender in writing. Lender shall provide Borrower with a list of the hazards to be covered and the amounts of such coverage prior to closing. In the case of hazard insurance and all builder's risk, such insurance shall at least be in an amount equal to the lesser of hundred percent (100%) of the full insurable value of the insurable portion of the Improvements or an amount equal to the Loan
     amount.   All insurance policies shall be issued by insurers with a Best's rating of not less than A+ and a financial size category of at least VII, unless otherwise agreed by Lender. Each insurance policy covering Collateral shall name Lender (or the holder of the Note) as a loss payee subject to a mortgagee clause (without contribution) of the standard form attached to or otherwise made a part of the applicable policy, and shall provide that the same shall not be canceled or modified without at least thirty (30) days prior written notice to Lender. All insurance policies and renewals thereof shall be in a form reasonably acceptable to Lender. Lender shall have the right to hold the policies and Borrower shall promptly furnish or cause to be furnished to Lender all renewal notices and all receipts of paid premiums. At least fifteen (15) days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form reasonably satisfactory to Lender.

          If any of the Improvements on the Project is in a "Flood Hazard Area", Borrower shall provide Lender with a flood insurance policy in an amount equal to the Loan amount or the maximum amount available under the Flood Disaster Protection Act of 1973 and regulations issued pursuant thereto, as may be amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of the Act which shall contain a mortgagee clause in favor of Lender.

          Section 7.08.  Inspection Rights.  At any reasonable time and from
                         -----------------
     time to time, Borrower will permit representatives of Lender to examine the books and records of, and visit and inspect the properties of Borrower and to discuss the business, operations, and financial condition of Borrower with Borrower's officers and employees and with their independent certified public accountants.

          Section 7.09.  Keeping Books and Records.  Borrower will maintain
                         -------------------------
     proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

          Section 7.10.  Compliance with Laws.  Borrower will comply with all
                         --------------------
     material applicable laws, rules, regulations, and orders of any court, governmental authority or arbitrator.

          Section 7.11.  Compliance with Agreements.  Borrower will comply in
                         --------------------------
     all material respects with all material agreements, indentures, mortgages, deeds of trust, and other documents binding on it or affecting its properties or business.

          Section 7.12.  Notices.  Borrower will promptly notify Lender of (i)
                         -------
     the occurrence of an Event of Default, (ii) the commencement of any action, suit, or proceeding against Borrower that might have a material adverse effect on the business, financial condition, or operations of Borrower, and
     (iii) any other matter that might have a material adverse effect on the business, financial condition, or operations of Borrower.

          Section 7.13.  Further Assurances.  Borrower will execute and deliver
                         ------------------
     such further instruments as may be deemed reasonably necessary or desirable by Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Lender in the Collateral.

          Section 7.14.  Required Additional Funds.  In order to assure Lender
                         -------------------------
     that sufficient funds are available to pay all of the costs to be incurred in the construction of the Improvements on the Real Property, Borrower will if required by Lender deposit in the Disbursement Account with Lender additional funds over and above the amount of the Loan in an amount equal to the difference between (i) the amount of the Loan plus paid receipts for permissible development and construction costs approved by Lender and paid by Borrower from Borrower's own funds and (ii) the finally approved total cost to be incurred in connection with the construction of the Improvements on the Project (including, without limitation, a sufficient reserve for funding of interest). Prior to the disbursement of any Loan proceeds pursuant to a request for disbursement, Borrower and the Guarantor shall provide Lender with evidence satisfactory to Lender, in Lender's sole discretion, that sufficient funds are available to complete the construction of the Improvements on the Real Property according to the approved Plans and Specifications.

          Section 7.15.  Commencement of Construction; Completion Deadline.
                         -------------------------------------------------
     Borrower will commence construction of the Improvements on the Project within sixty (60) days from the Closing Date (but not prior to the Closing
     Date). Borrower shall cause the construction to be pursued with reasonable diligence. Borrower shall cause the Improvements to be completed in accordance with the Plans and Specifications approved by Lender no later than thirty-six (36) months from the Closing Date, regardless of whether the proceeds of the Loan are sufficient for that purpose. Borrower shall notify Lender by written notice of the date upon which construction has commenced.

          Section 7.16.  Security Deposits.  If, at any time during the term of
                         -----------------
     the Loan, Lender deems itself insecure, Borrower will upon Lender's written request, establish an escrow account with Lender into which all security deposits received by Borrower in connection with leasing units in the Project shall be deposited, subject to the rights of tenants to reimbursement under the leases.

          Section 7.17.  Contracts.  Borrower shall maintain all Contracts in
                         ---------
     full force and effect during the term thereof.

          Section 7.18.  Net Worth and Liquidity.  At all times during the loan,
                         -----------------------
     Guarantor shall maintain a net worth of $30,000,000.00 and liquidity of $6,000,000.00.

          Section 7.19.  Ownership of Guarantor. John Luciani (50.0% owner) and
                         ----------------------
     Bernard Rodin (50.0% owner) shall maintain their current ownership interests in Guarantor for the term of the Loan and all extensions thereof. Notwithstanding the foregoing, the Guarantor may be taken public by the issuance of stock and up to 49% of the ownership interests in the Guarantor may be sold to the general public in such offering, but Mr. Luciani and Mr. Rodin shall maintain no less than a 51% ownership interest in Guarantor. Mr. Luciani and Mr. Rodin have joined in this Agreement individually for the sole purpose of evidencing their consent to and agreement to be bound by the requirements of this Section 7.19.


                                     ARTICLE VIII

                                  Negative Covenants
                                  ------------------

          Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or Lender has any commitment hereunder, Borrower will perform and observe the following negative covenants, unless Lender shall otherwise consent in writing, which consent may be conditioned upon the payment of a consent fee or an increase in the interest rate on the Note):

          Section 8.01.  Debt.  Except as otherwise herein provided under
                         ----
     Section 10.20, Borrower will not incur, create, assume or permit to exist any Debt, except (i) Debt to Lender, and (ii) Debt that is not secured by liens on the Project.

          Section 8.02.  Limitation on Liens.  Except as otherwise herein
                         -------------------
     provided, Borrower will not incur, create, assume, or permit to exist any Lien (other than as contemplated by the Loan Documents) against the Project without the Lender's prior written consent.

          Section 8.03.  Transactions With Affiliates.  Except for the
                         ----------------------------
     Management Agreement, Borrower shall not enter into any transaction with any director, officer, employee, or any Affiliate of Borrower, without the express written approval of Lender, other than in the ordinary course of its business and upon substantially the same or better terms as it could obtain in an arm's length transaction with an entity or person who is not an Affiliate of Borrower.

          Section 8.04.  Disposition of Project.  Borrower will not sell, lease
                         ----------------------
     (other than to tenants in the ordinary course of business), assign, transfer, or otherwise dispose of any of the Project, without the Lender's prior written approval.

          Section 8.05.  Structure of Borrower.  No change in the structure of
                         ---------------------
     Borrower or the Guarantor shall occur except as contemplated by Section
     7.19 hereof without Lender's written  approval.

          Section 8.06.  Distributions/Fees.  Borrower shall not make any
                         ------------------
     distribution of Project revenues to any of its members until the Improvements are completed (such completion to be evidenced by a Certificate of Substantial Completion of the Project Architect and confirmed by the Construction Inspector). Distributions are permitted thereafter, so long as (i) no Event of Default exists at such time, or would exist immediately thereafter, and (ii) the Borrower has complied with
     Section 7.05 hereof.

          Section 8.07.  Management of the Project.  The management agreement
                         -------------------------
     approved by Lender can not be amended without Lender's approval.

          Section 8.08.  Lease Agreements.  Borrower shall not enter into any
                         ----------------
     leases providing for the occupancy of any unit in the Project except for tenant leases in substantially the form approved by Lender in writing. Borrower shall not permit any amendment of the Leases except in the ordinary course of business.

          Section 8.09.  Asbestos Containing Materials.  Borrower will not
                         -----------------------------
     permit the use of any product, floor covering, insulation, or paint that contains asbestos in connection with the construction of the Improvements.

          Section 8.10.  Amendments to Contracts and Plans and Specifications.
                         ----------------------------------------------------
     Borrower will neither seek nor permit any further amendment to the Contracts, or any of them, as approved by Lender, without prior written consent of Lender. No material amendment or deviation shall be made to the Plans and Specifications, and no change order shall be issued without the prior written consent of Lender.


                                      ARTICLE IX

                                       Default
                                       -------

          Section 9.01.  Events of Default.  Each of the following shall be
                         -----------------
     deemed an "Event of Default":

               (a) Borrower shall fail to pay or perform when due the Obligations or any part thereof, and such failure, shall continue for ten (10) days following notice thereof from Lender.

               (b) Any representation or warranty made by Borrower or Guarantor in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, incomplete or erroneous in any material adverse respect when made.

               (c) Unless otherwise specified herein, Borrower shall fail to perform, observe, or comply in any material respect with any covenant, agreement, or term contained in this Agreement or any other Loan Document (other than the failure to make payment when due on the Obligations or the failure to deliver any required renewal Letter of Credit within the required time frames), and such failure shall continue for thirty (30) days following notice thereof from Lender.

               (d) Borrower shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

               (e) Borrower shall fail to contest and dismiss within a period of ninety (90) days after the commencement thereof any involuntary proceeding commenced against Borrower seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property.

               (f)  Borrower shall fail to discharge within a period of sixty
          (60) days after the commencement thereof any attachment, sequestration, or similar proceeding against the Project or Personalty that will in Lender's sole discretion have a materially adverse impact on the financial and business affairs of Borrower.

               (g)  Borrower shall fail to satisfy and discharge within ninety
          (90) days after entry (but in any event prior to the commencement of proceedings to enforce collection) of any final judgment or judgments against it for the payment of money in an amount that will in Lender's sole discretion have a materially adverse impact on the financial and business affairs of Borrower.

               (h) This Agreement or any other Loan Document shall cease to be in full force and effect in a material respect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower or Borrower shall deny that it has any further liability or obligation under any of the Loan Documents.

               (i) A material deterioration in the financial condition of Borrower shall have occurred.

               (j) Borrower shall default in any payment of principal or interest due on any other recourse Debt beyond any grace period or Borrower is made a party defendant to a law suit in which damages are alleged equal to or in excess of $1,000,000 and such damages are not covered by Borrower's liability insurance, or if dollar amounts are not specifically pled in one or more of the claims for relief in any such lawsuit, where Lender concludes that the exposure thereunder, if the claims asserted were true, would equal or exceed $1,000,000, where Lender determines that these damages will not be covered by Borrower's liability insurance (provided that Lender's conclusion is not arbitrary or capricious), or where the insurance deductible is greater than $100,000.00 per casualty.

               (k) Borrower shall admit in writing its inability to pay its Debts as they become due.

               (l)  Borrower shall fail to discharge within a period of ninety
          (90) days of the filing of any formal charges under federal or state law for which forfeiture of Borrower's interest in the Project or the granting of a lien against the Project, which lien is or could be superior to any of Lender's liens against the Project, is a potential penalty or remedy.

               (m) Borrower fails to deliver a replacement Letter of Credit to Lender in the amount of $730,000.00 (or such other amount as may be approved by Lender) issued by a bank acceptable to Lender and in form and substance acceptable to Lender at least thirty (30) days prior to the expiration date of the original Letter of Credit or any replacement Letter of Credit. (In the case of an Event of Default under this Section 9.01(m), Lender shall not be required to give Borrower any notice of an Event of Default prior to making a draw under the Letter of Credit. In the case of an Event of Default under this Section, Lender may draw on the Letter of Credit and provided that no other Event of Default exists hereunder or under any other Loan Document, Lender shall apply all proceeds thereof in payment of the principal balance of the Note. Upon receipt of the proceeds of the Letter of Credit, the default under this Section 9.01(m) shall be deemed cured. If any other Event of Default then exists hereunder or under any other Loan Document, Lender may draw on the Letter of Credit and apply it to the payment of interest, principal and reasonable expenses in such order as Lender may choose.)

          Section 9.02.  Remedies Upon Default.  Upon the occurrence of an Event
                         ---------------------
     of Default, Lender may without notice terminate its obligation to lend hereunder and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default under Section 9.01(d) or Section 9.01(e), the obligation of Lender to lend hereunder shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, nor other formalities of any kind, all of which are hereby expressly waived. Upon the occurrence of any Event of Default, Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise. Upon the occurrence of any Event of Default, Lender shall have the right to require Borrower to replace the Property Manager, and to immediately deposit all security deposits in an escrow account maintained with Lender subject to the rights of tenants under tenant leases.


                                      ARTICLE X

                                    Miscellaneous
                                    -------------

          Section 10.01.  Reimbursement of Expenses of Lender.  Borrower and
                          -----------------------------------
     Guarantor shall be severally liable for and hereby agree to pay Lender on demand or if no demand is made within twenty (20) days following receipt of an invoice therefor: (i) all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of Lender's legal counsel, (ii) all reasonable costs and expenses incurred by Lender in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of Lender's legal counsel, (iii) all other reasonable costs and expenses incurred by Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, taxes (excluding income taxes), assessments, filing fees, credit investigations, and other charges levied by a governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any mortgagee title insurance policy, endorsement, survey, environmental report, or appraisal in respect of the Collateral, and (iv) all reasonable costs and expenses incurred by Lender or Lender's agents relating to any inspections of the Project and any audit of the books, records and operations of Borrower and the Project, including independent analysts, consultants, engineers, inspectors, auditors, and appraisers. The amounts described herein shall be paid even if Borrower fails to satisfy the conditions of Article V hereof and this Loan fails to fund as a result. Lender shall not be required to pay any premium or other charge or any brokerage fee or commission or similar compensation in connection with the Loan unless the foregoing is asserted by, through or under Lender.

          Section 10.02.  Indemnification.  Borrower hereby indemnifies Lender
                          ---------------
     and each affiliate thereof and their respective officers, directors, employees, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, costs, and expenses to which any of them may become subject, insofar as such losses, liabilities, claims, damages, costs, and expenses arise from or relate to (i) any of the Loan Documents or any of the transactions contemplated thereby, (ii) from any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing, including the violation of any applicable environmental law, rule or regulation, now or hereafter existing, that affects the Project, but excluding any of the foregoing attributable to Lender's gross negligence or willful misconduct, and (iii) the claims of any and all brokers or anyone else claiming a fee by, through or under Borrower in connection with arranging the financing herein described.

          Section 10.03.  Restatement.  The delivery of each statement, report,
                          -----------
     and certificate to Lender pursuant to this Agreement shall by virtue of such delivery alone constitute a restatement of the representations and warranties contained in Article VI hereof on and as of the date of delivery. Each such delivery shall also constitute a representation and warranty at the time of said delivery that no Event of Default has occurred and is continuing.

          Section 10.04.  No Waiver; Cumulative Remedies.  No failure on the
                          ------------------------------
     part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

          Section 10.05.  Successors and Assigns.  This Agreement is binding
                          ----------------------
     upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender.

          Section 10.06.  Survival of Representations and Warranties.  All
                          ------------------------------------------
     representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

          Section 10.07.  Entire Agreement; Amendment.  THE PARTIES HERETO
                          ---------------------------
     EXPRESSLY ACKNOWLEDGE AND AGREE, THAT WITH REGARD TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN: (1) THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES HERETO AND (2) THIS AGREEMENT, INCLUDING THE DEFINED TERMS AND ALL EXHIBITS AND ADDENDA, IF ANY, ATTACHED
     HERETO: (a) EMBODIES THE FINAL AND COMPLETE AGREEMENT BETWEEN THE PARTIES;
     (b) SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS NEGOTIATIONS, OFFERS, PROPOSALS, AGREEMENTS, COMMITMENTS, PROMISES, ACTS, CONDUCT, COURSE OF DEALING, REPRESENTATIONS, STATEMENTS, ASSURANCES AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN; AND (c) MAY NOT BE VARIED OR CONTRADICTED BY EVIDENCE OF ANY SUCH PRIOR OR CONTEMPORANEOUS MATTER OR BY EVIDENCE OF ANY SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO. The provisions of this Agreement and the other Loan Documents to which Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

          Section 10.08.  Maximum Interest Rate.  It is the intention of Lender,
                          ---------------------
     Borrower, the Guarantor, and all other parties to the Loan to conform to and contract in strict compliance with applicable usury laws from time-to-time in effect. All agreements between Lender or any other holder of the Note and Borrower (or any other party liable with respect to indebtedness under the Loan Documents) are hereby limited by this provision, which shall control and override all such agreements. In no way, nor in any event or contingency (including, but not limited to, prepayment, default, demand for payment, or the acceleration of maturity of any Obligations, or the recharacterization of any application fee, loan commitment fees, or origination fees as interest), shall the interest taken, reserved, contracted for, charged or received under the Note, or otherwise, exceed the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Rate, any such construction shall be subject to this provision, and such document shall be automatically reformed, and the interest payable shall be automatically reduced to the Maximum Rate permitted under applicable law, without the necessity of the execution of any amendment or new document.
     If Lender or the holder of the Note shall ever receive any thing of value that is characterized as interest under applicable law and that would apart from this provision, be in excess of the Maximum Rate, an amount equal to the amount that would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Note in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount, which would have been excessive, exceeds such unpaid principal. The right to accelerate the maturity of the Note, or any other indebtedness, does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Lender or the holder thereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the Lender or the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the Note so that the amount of interest on account of such indebtedness does not exceed the Maximum Rate. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States of America, which ever laws allow the greater h laws now exist may be changed or amended or come in effect in the future.

          Section 10.09.  Notices.  Any notice, consent, request, demand or
                          -------
     other communication required or permitted to be given under any of the Loan Documents to Lender or Borrower must be in writing and shall be deemed sufficiently given or made when (i) delivered in person, (ii) sent by private courier or national overnight delivery service with proof of delivery and courier fees paid by sender, (iii) sent by telecopy with either telephonic confirmation of receipt or with a hard copy sent that day by national overnight delivery service, or (iv) three (3) days after depositing in the United States mail by first class mail, registered or certified, return receipt requested, postage prepaid, as follows:

          To Lender:     Bank United
                         3200 Southwest Freeway, Suite 1900
                         P.O. Box 1370
                         Houston, Texas 77251-1370
                         Attention: Casey Moore
                         Telephone: (713) 543-6500
                         Telecopy: (713) 543-6604

          With copy to:  Nancy F. Martin
                         Shannon, Martin, Finkelstein & Sayre
                         1300 Two Allen Center
                         1200 Smith Street
                         Houston, Texas 77002
                         Telecopy: (713) 752-0337
                         Telephone: (713) 646-5560

          To Borrower:   Leisure Centers LLC-1
                         c/o Grand Court Lifestyles, Inc.
                         2650 North Military Trail, Suite 350
                         Boca Raton, Florida 33431-6358
                         Attention: Mr. Dorian Luciani
                         Telephone: (561) 997-0323
                         Telecopy: (561) 997-7592

          With copy to:  Eugene Sanders, Esq.
                         2650 North Military Trial, Suite 250
                         Boca Raton, Florida 33431-6358
                         Telecopy: (561) 994-9585
                         Telephone: (561) 994-8342

     or such other address as shall be set forth in a notice from the appropriate party given in compliance with this Section. Notwithstanding anything to the contrary herein, any notice delivered pursuant to Section
     51.002 of the Texas Property Code shall be deemed sufficiently given when deposited in the United States mail by first class mail, registered or certified, return receipt requested, postage prepaid to the address of Borrower as set forth above.

          Section 10.10.  Applicable Law and Venue.  This Agreement shall be
                          ------------------------
     governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Lender, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Agreement or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

          Section 10.11.  Counterparts.  This Agreement may be executed in one
                          ------------
     or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 10.12.  Severability.  Any provision of this Agreement held by
                          ------------
     a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

          Section 10.13.  Headings.  The headings, captions, and arrangements
                          --------
     used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

          Section 10.14.  Participation.  Borrower acknowledges and agrees that
                          -------------
     Lender may assign all or a part of its interests under the Loan Documents to one or more third parties. Borrower acknowledges that all information relating to the Loan Documents, the Projects, Borrower, any Guarantor, or holders of equity interests in Borrower, within the possession of or later acquired by Lender or its agents may be disclosed to prospective or actual purchasers, participants, and their respective agents, and further, in connection with a potential or actual securitization of the Note, to underwriters, rating agencies, other loan servicers, and persons or entities acting as trustee of any trusts, investment conduits, or other entities to which the Note may be assigned. Borrower hereby consents to such disclosures, as needed by Lender in connection with such assignments aforesaid.

          Section 10.15.  Construction.  Borrower and Lender acknowledge that
                          ------------
     each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel.

          Section 10.16.  Waiver of Jury Trial.  Borrower and Guarantor hereby
                          --------------------
     expressly waive any right to a trial by jury in any action or legal proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby.

          Section 10.17.  Calculation of Deficiency.  If all or any portion of
                          -------------------------
     the Project is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, then notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note or a Guaranty of such Note equal to the difference between the amount owing on the Note and the total amount for which the Project was sold pursuant to a judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this Section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrower, Guarantor and other persons against whom recovery of deficiencies is sought or Guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Project as of the date of the applicable foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Project for purposes of calculating deficiencies owed by Borrower, any Guarantor, and others against whom recovery of a deficiency is sought.

          Alternatively, in the event the waiver provided above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Project as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time);

          (1) The Project shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Project will be repaired or improved in any manner before a resale of the Project after foreclosure;

          (2) The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Project for cash promptly (but no later than twelve months) following the foreclosure sale;

          (3) All reasonable closing costs customarily borne by the seller in a commercial real estate transaction shall be deducted from the gross fair market value of the Project, including, without limitation, reasonable brokerage commissions, title insurance, a survey of the Project, tax prorations, reasonable attorney's fees, and marketing costs;

          (4) The gross fair market value of the Project shall be further discounted to account for any estimated holding costs associated with maintaining the Project pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in paragraph 3 above), and other maintenance expenses; and

          (5) Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Project must be given by persons having at least five years experience in appraising property similar to the Project and who have conducted and prepared a complete written appraisal of the Project taking into consideration the factors set forth above.

          Section 10.18.  Arbitration.  To the maximum extent not prohibited by
                          -----------
     law, any controversy, dispute or claim arising out of, in connection with, or relating to the Loan or the Loan Documents or any transaction provided for therein, including, but not limited to, any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan or Loan Documents (either before or after the commencement of judicial proceedings) be settled by arbitration pursuant to Title 9 of the United States Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is one million dollars ($1,000,000.00) or less, or by a panel of three arbitrators if the amount in controversy is over one million dollars ($1,000,000.00). All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules, and each arbitrator shall have AAA acknowledged expertise in the subject matter of the controversy, dispute or claim. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

          If any party to the Loan or Loan Documents files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

          Notwithstanding any of the foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) the Loan or any Loan Documents,
     (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to the Loan or any Loan Document. The parties hereto further agree to waive, each to each other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess punitive damages.


          No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies such as setoff or repossession; (ii) foreclose (judicially or otherwise) any lien on or security interest in any real or personal property Collateral; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of Collateral securing any indebtedness, obligation or guaranty referenced in the Loan Documents. Such emergency relief may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

          In the event applicable law prohibits the submission of a particular controversy, dispute, or claim arising out of or in connection with any of the Loan Documents or transactions contemplated therein to arbitration, Borrower and Lender agree that any actions or proceedings in connection therewith shall be tried and litigated only in the state and federal courts located in the jurisdiction in which the Property is located or any other court in which Lender shall initiate legal or equitable proceedings that has subject matter jurisdiction over the matter in controversy. Borrower and Lender, to the extent permitted by applicable law, waive any right to assert the doctrine of forum non-conveniens or to object to the venue to the extent any proceeding is brought in accordance with this paragraph.

          Section 10.19.  Additional Obligations.  In addition to all
                          ----------------------
     Obligations hereunder, under the Note and under the other Loan Documents, Borrower shall be personally liable on a joint and several basis with the Guarantor, in the amount of any loss, damage or cost resulting from (i) fraud or intentional misrepresentation by Borrower or any Guarantor in connection with obtaining the loan evidenced by the Note or in complying with Borrower's obligations under the Note, the Deed of Trust, or any other Loan Documents ( In such event, the "loss" shall be deemed to include but not be limited to, any loss of sums owing from Borrower under the Note, the Deed of Trust and any other Loan Documents), (ii) failure to remit to Lender insurance proceeds, condemnation awards, or other sums or payments attributable to the Project in accordance with the provisions of the Deed of Trust, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership, or similar judicial proceeding, to direct disbursement of such sums or payments, (iii) following and during the continuance of any Event of Default, failure to remit to Lender or otherwise apply all Income from the Property (as hereinafter defined) to
     (a) principal and interest under the Note, (b) payment of utilities, taxes and assessments, and (c) ground rents, if any, on the Property as they become due and payable, (for purposes of this Section 10.19, the term "Income from the Property" shall mean all rents, profits, issues, products and income of the Property (including any received or collected by or on behalf of Borrower after an Event of Default, except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums) (iv) removal of any personalty or fixtures constituting a portio herein or under the terms of the Deed of Trust, (v) failure to pay any valid mechanics', materialman's or similar lien claimants' liens arising from work performed or materials furnished in connection with the Project prior to any sale or foreclosure thereof, (vi) Borrower's failure to deliver to Lender following default under the Loan Documents and upon demand by Lender, all security deposits received in connection with the Project, subject to the rights of tenants under tenant leases, (vii) any waste of or damage to the Project caused by the willful or wanton acts or omissions of Borrower or its agents, or any deferred maintenance of the Project caused by the inaction of Borrower in which case the loss shall be deemed to include all costs of repair, replacement or rehabilitation of the Project (for purposes of this Section 10.19, "deferred maintenance" shall mean a failure to maintain the Project in good repair (reasonable wear and tear excepted) by failing to replace and/or repair improvements, fixtures, and appliances as needed to maintain the Project in good repair (reasonable wear and tear excepted) and the equivalent of its original condition reasonable wear and tear excepted) and (viii) any obligation of Borrower arising under Paragraph 2.4 of the Deed of Trust, and/or the Environmental Indemnity which event, the "loss" shall include all obligations of Borrower under the Environmental Indemnity.

          Section 10.20.  Subordinate Debt.  Notwithstanding anything contained
                          ----------------
     herein to the contrary, Borrower shall have the right to obtain a subordinated second lien deed of trust on the Project from an affiliated entity, provided (i) that the lien of such second lien deed of trust is subordinate and inferior to the Deed of Trust in favor of Lender to secure the Loan and (ii) under the terms of the second lien deed of trust the Trustee is not allowed to foreclose at any time while the Loan is outstanding.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              BORROWER:
                              --------

                              LEISURE CENTERS LLC-1,
                              a Texas limited liability company

                              By:  Grand Court Lifestyles, Inc.,
                                   Its Manager


                                   By:   /s/ Dorian Luciani
                                        ----------------------------------------
                                        Dorian Luciani, Senior Vice President


                              LENDER:
                              ------

                              BANK UNITED



                              By:   /s/ Casey Moore
                                   ---------------------------------------------
                                   Casey Moore, Vice President


     FOR THE LIMITED PURPOSES OF EVIDENCING
     THEIR AGREEMENT TO BE BOUND BY SECTION 7.19 HEREOF


      /s/ Bernard Rodin
     -----------------------------------------
          BERNARD RODIN


      /s/ John Luciani
     -----------------------------------------
          JOHN LUCIANI

                                      SCHEDULE 1
                                      ----------

     Date

     Mr. Casey Moore
     Bank United
     3200 Southwest Freeway, Suite 1300
     Houston, Texas 77027

     Re:  Loan Number______________, Loan Amount: $7,300,000 ("Loan")
          Borrower Name: Leisure Centers LLC-1 ("Borrower")

     Dear Mr. Moore:

     Borrower hereby requests funding of $______________ from the above referenced Loan for the work in place documented in the attached AIA draw schedule. Borrower represents that all of the materials submitted in support of this draw have been reviewed by Borrower and are true and correct to the best of Borrower's knowledge.

     Borrower understands that the final draw funding is subject to change, due to third party inspections and lender's approval. Borrower authorizes that the draw be funded by:

     1)   Wire to: _____________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     2)   Check to: ____________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     Signed:

     LEISURE CENTERS LLC-1,
     a Texas limited liability company

     By:  Grand Court Lifestyles, Inc., Its Manager

          By: ____________________________________
               Dorian Luciani, Senior Vice President

                                      SCHEDULE 2
                                      ----------

                               AFFIDAVIT OF BILLS PAID

     STATE OF TEXAS           <Section>
                              <Section>        KNOW ALL MEN BY THESE PRESENTS:
     COUNTY OF _________      <Section>

          BEFORE ME, the undersigned authority, a Notary Public in and for the State of Texas, on this day personally appeared:

     _______________________________, as vice president of Grand Court
     Lifestyles, Inc., the ________________ of Leisure Centers LLC-1 ("Borrower") who being duly sworn by me, upon oath says:

          On behalf of the Borrower, the owner of the land for improvements being erected on the following described property, I certify that all bills for labor and materials have been paid or will be paid with the proceeds of this draw; that the Borrower has no notice of any liens other than that of Bank United, Houston, Texas, being in existence in the following described property, to wit:

                                    SEE EXHIBIT A

          That the facts herein stated are within my knowledge as such officer.

          I further acknowledge the receipt of _______________ from Bank United, Houston, Texas, on ______ ___________________, for improvements on and for which the above described property is security.

                                   LEISURE CENTERS LLC-1,
                                   a Texas limited liability company

                                   By:  Grand Court Lifestyles, Inc.,
                                        Its Manager

                                        By:  ______________________________
                                             Dorian Luciani,
                                             Senior Vice President

     SUBSCRIBED AND SWORN TO BEFORE ME, this ____ day of ______, 199__.


                                   _____________________________________________
                                   Notary Public in and for the
                                   State of Florida
                                            -------

                                      SCHEDULE 3
                                      ----------

                               PARTIAL RELEASE OF LIEN
                               -----------------------

     STATE OF TEXAS           <Section>
                              <Section>        KNOW ALL MEN BY THESE PRESENTS:
     COUNTY OF ___________    <Section>


     The undersigned, (the "Subcontractor"), has performed the labor or furnished materials or done both, pursuant to either a Purchase Order or a Subcontract with Leisure Centers LLC-1, a Texas limited liability company (the "Owner"), in connection with the construction of the improvements located at _________________________________________ (the "Subject
     Property").

     As a result of the foregoing, $_____________ is due and payable to the Subcontractor, for the period ending, ____________, 19____, (the "Payment Date"). This amount represents all sums due Subcontractor, except as hereinafter noted, for materials supplied, and/or labor performed to the Payment Date in connection with the construction of improvements on the Subject Property.

     In consideration of the payment of the above stated sum, the receipt of which is hereby acknowledged, Subcontractor hereby waives, relinquishes, and releases any and all liens, rights, and interests (including, without limitation, all interest in and to mechanic's and materialmen's liens), owned, claimed or held, to be owned, claimed or held by Subcontractor in and to the Subject Property and to the improvements now or hereafter constructed thereon, and does hereby release, discharge and acquit the Owner, its successors and assigns, from all claims, debts, and demand by reason of the labor performed and/or materials furnished by Subcontractor prior to and including the Payment Date, except as herein provided.

     The undersigned has actual knowledge that all bills owed by Subcontractor as of the Payment Date for materials furnished and labor performed in connection with the construction have been fully paid and satisfied or will be fully paid and satisfied out of the sum stated above. Subcontractor does further guaranteed that if for any reason a lien or liens are filed for materials or labor against the Subject Property by virtue of Subcontractor's participation in the construction of said improvements, or that of any individual or entity Subcontractor has subcontracted with or procured materials from, Subcontractor will immediately obtain a settlement of such lien or liens and obtain and furnish Owner, its successors and assigns, a release thereof or a bond for release thereof, and if Subcontractor cannot obtain such a release, indemnify the Owner, its successors and assigns, for any and all costs the Owner, its successor and assigns, may incur in removing said lien or liens.

     Subcontractor does hereby acknowledge and agree that but for the representations and agreements contained herein concerning the total amounts due and owing, the Owner would not make the payment receipted herein above, and Owner is relying upon such representations and agreements. The only amounts not included within the waiver and release contained herein as of the Payment Date are: $___________, (retainage), and $_______________, (disputed charges).

     Executed this ________________ day of ______________, 19__.

     "Subcontractor"

     _________________________
          (Company Name)

     By: _____________________

     Title: __________________



     THE STATE OF TEXAS       <Section>
                              <Section>
     COUNTY OF ______________ <Section>

          This instrument was acknowledged before me on this ___________________ _______________ of __________________________, 19___ by ___________________
     ______________________________, ____________________________ of
     _________________________, on behalf of said _______________.


                              _________________________________________________
                              Notary Public in and for the State of
                                Texas

                              My commission Expires: _______, 19__

                              __________________________________________________
                                   Printed Name of Notary

                                      EXHIBIT A


          Lot One (1), in Block One (1), of the final plat of Grand Courts Subdivision, in the City of Temple, Bell County, Texas, according to the plat of record in Cabinet C, Slide 65-A, Plat Records of Bell County, Texas.

          Also Known As:


          BEING a 6.800 acre tract of land situated in the GEORGE GIVENS SURVEY ABSTRACT No. 345, Bell County, Texas and being a part or portion of that certain 87.45 acre tract of land described in a Deed from U.S. Trust Company of New York to Elbert Aldrich, Trustee being of record in Volume 1462, Page 335, Deed Records of Bell County, Texas and being more particularly described by metes and bounds as follows:

          Commencing at a 1" iron pipe in concrete found at the southeast corner of the Amending Plat of West Ridge Subdivision, Phase III, an addition to the City of Temple, Bell County, Texas, according to the map or plat of record in Cabinet B, Slide 311-A, Plat Records of Bell County, Texas; said 1" iron pipe in concrete found being in the west right-of-way line of 205 Loop; THENCE S. 18 degrees 02'04" W., 184.00 feet with the said west right-of-way line to a 1/2" iron rod set at the beginning of a curve to the right;

          THENCE with the said curve to the right, radius equals 1965.60 feet, are length equals 86.02 feet and the long chord bearing equals S. 19 degrees 17'17" W., 86.01 feet to a 1/2" iron rod set for the Point of BEGINNING:

          THENCE continuing with said curve to the right and said west right-of-way line, radius equals 1965.60 feet, arc length equals
          431.01 feet and the long chord bearing equals S. 26 degrees 49'25" W., 430.15 feet to a 1/2" iron rod set for corner;

          THENCE N. 73 degrees 20'51" W., 714.59 feet departing from said west right-of-way line to a 1/2" iron rod set in the east right-of-way line of Kegley Road for corner;

          THENCE N. 37 degrees 34'22" E., 10.88 feet continuing with said east right-of-way line to a 1/2" iron rod set at the beginning of a curve to the left for corner;

          THENCE with the said curve to the left and said east right-of-way line, radius equals 1555.21 feet, arc length equals 425.58 feet, long chord bearing equals N. 29 degrees 44'01" E., 424.25 feet to a 1/2" iron rod set for corner;

          THENCE S. 73 degrees 20'51" E., 690.65 feet departing from said east right-of-way line to the Point of BEGINNING and containing 296,208 square feet or 6.800 acres of land.